[Scudder Investments logo]

Scudder High Yield Tax-Free Fund

Class AARP and Class S Shares

Semiannual Report

November 30, 2002

Contents

<Click Here> Letter from the President

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder High Yield Tax-Free Fund	Ticker Symbol	Fund Number
Class AARP	SHYFX	108
Class S	SHYTX	008

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Letter from the President

Dear Shareholder,

Calendar year 2002 was a boon for the US bond market, as measured by the Lehman Brothers Aggregate Bond Index. In the midst of an uncertain economic environment, concerns about the potential for war with Iraq and numerous accounting irregularities by major US corporations, investors fled to bonds, particularly US Treasury bonds. Municipal bonds followed suit and generally saw their prices rise significantly.

In contrast, the unmanaged Standard & Poor's 500 Index, a group of large-company stocks that many investment professionals use in discussing the overall equity market, declined for the third year in a row. October, historically one of the worst months for stocks, was the highest-performing month for the index in 2002. In fact, it was the best October for the index since 1982. Past performance is no guarantee of future results.

In managing Scudder High Yield Tax-Free Fund, we believe that a disciplined, systematic investment strategy can be an effective approach for today's emotional and volatile market conditions. We are continually fine-tuning the fund's portfolio to maintain a diverse mix of municipal bonds and maximize value potential for long-term investors.

As you review your personal investment goals, we believe you will continue to see the merits of entrusting us with your investment dollars. As your needs evolve over time, we encourage you to examine our entire expanding lineup of opportunities to maintain a well-diversified portfolio.

Sincerely,[Scudder Investments logo]

Jon Baum
President, Scudder Distributors, Inc.

	AARP Investment Program	Scudder Class S
Web site:	aarp.scudder.com	myScudder.com
Toll-free:	1-800-253-2277	1-800-SCUDDER

Performance Summary November 30, 2002

Average Annual Total Returns*
	6-Month	1-Year	3-Year	5-Year	10-Year
Scudder High Yield Tax-Free Fund - Class S	2.68%	5.96%	6.83%	5.37%	6.58%
Lehman Brothers Municipal Bond Index++	3.67%	6.32%	7.75%	5.92%	6.59%

	6-Month	1-Year	Life of Class**
Scudder High Yield Tax-Free Fund - Class AARP	2.68%	5.96%	7.16%
Lehman Brothers Municipal Bond Index++	3.67%	6.32%	7.84%

Sources: Lipper, Inc. and Deutsche Asset Management

** Class AARP shares commenced operations on October 2, 2000. Index comparisons begin September 30, 2000.
Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 11/30/02	$ 12.55	$ 12.55
5/31/01	$ 12.56	$ 12.56
Distribution Information: Six Months: Income Dividends	$ .34	$ .34
November Income Dividend	$ .0552	$ .0552
SEC 30-day Yield+	5.45%	5.45%
Current Annualized Distribution Rate+	5.54%	5.54%
Tax Equivalent Yield+	9.02%	9.02%

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on November 30, 2002. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended November 30, 2002, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the fund's yield and a marginal income rate of 38.6%. Yields and distribution rates are historical and will fluctuate.
Class S Lipper Rankings* - High-Yield Municipal Debt Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	4	of	72	6
3-Year	6	of	61	10
5-Year	1	of	46	3
10-Year	1	of	18	6

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment*
[] Scudder High Yield Tax-Free Fund - Class S [] Lehman Brothers Municipal Bond Index++

Yearly periods ended November 30

Comparative Results*
Scudder High Yield Tax-Free Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,596	$12,191	$12,987	$18,918
	Average annual total return	5.96%	6.83%	5.37%	6.58%
Lehman Brothers Municipal Bond Index++	Growth of $10,000	$10,632	$12,509	$13,335	$18,935
	Average annual total return	6.32%	7.75%	5.92%	6.59%

The growth of $10,000 is cumulative.

* Returns and rankings during the 3-, 5-, 10-year and Life of Class periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
++ The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes may vary, expense ratios are the same.

Although the funds seeks income that is federally tax free, a portion of the fund's returns may be subject to federal, state, local and the alternative minimum tax.

Investments in mutual funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Management Review

In the following interview, the Scudder High Yield Tax-Free Fund management team of Lead Portfolio Manager Philip G. Condon and Portfolio Manager Rebecca L. Wilson discusses the fund's performance and the recent market environment for municipal bonds.

Q: How did the bond market and municipal bonds, in particular, perform over the six-month period ended November 30, 2002?

A: Most areas of the bond market continued to show strength in the period. In the midst of an uncertain economic and geopolitical environment, investors continued to seek more stable investment options, such as US Treasury bonds and municipal bonds. In fact, demand for municipal bonds was so strong that even record-level supplies of municipal bonds did not drag down performance. This year will be a record supply year for municipal bonds. For the year to date through November 30, 2002, about $330 billion in municipal bonds was issued. That outpaced the previous record of $292 billion in 1993.* Typically, such heavy supply would drive down the price of bonds. However, since demand remained so strong throughout the year, municipal bonds have continued to perform well. Municipal bonds underperformed relative to US Treasuries - the top-performing area of the bond market. Tax-free bonds outperformed equities and high-yield bonds. Overall, higher-quality corporate issues slightly outperformed municipal bonds on a pretax basis, but many individual corporate bonds struggled as news of corporate accounting irregularities plagued certain segments of the corporate market.

* Source: The Bond Buyer
Municipal bonds delivered strong results (Six-month period ended November 30, 2002)
Lehman Brothers Municipal Bond Index	3.67%
Lehman Brothers Aggregate Bond Index	4.98%
Lehman Brothers High-Yield Composite Bond Index	-5.35%
S&P 500	-11.49%

The Lehman Brothers Municipal Bond Index contains approximately 42,000 bonds. To be in the index, a municipal bond must meet the following criteria: a minimum credit rating of BBB, issued as part of an issue of at least $50 million, issued within the last five years and a maturity of at least two years. Variable-rate bonds are excluded from the index.

The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.

The Lehman Brothers High-Yield Composite Bond Index is a market value-weighted index that tracks the daily price-only, coupon, and total return performance of non-investment-grade, fixed-rate, publicly placed, dollar-denominated, and non-convertible debt registered with the US Securities and Exchange Commission.

The S&P 500 is an unmanaged index widely regarded as representative of the equity market in general.

It is not possible to invest directly in an index. Past performance is no guarantee of future results.

Q: How did the yield curve react during the period?

A: Over the last six months, the municipal bond yield curve steepened significantly. (The yield curve illustrates the relationship between the yields on bonds of the same credit quality, but different maturities.) The shorter-term portion of the yield curve saw most of the change. Specifically, as of May 31, 2002, the difference in yield between a one-year, AAA-rated municipal bond and a 30-year, AAA-rated municipal bond was 342 basis points (or 3.42 percentage points). The difference between those maturities had increased to 368 basis points (or 3.68 percentage points) as of November 30, 2002. The yields on individual 10-year, AAA-rated municipal bonds generally declined overall in the period. A 10-year AAA-rated municipal bond yielded 3.87 percent, as of November 30, 2002 - 29 basis points less than the 4.16 percent it was yielding as of May 31, 2002.

Municipal bond yield curve

Maturity

Source: Deutsche Asset Management

Past performance is no guarantee of future results.

Q: How did Scudder High Yield Tax-Free Fund perform during the six-month period ended November 30, 2002, and how did the fund's positioning affect its performance?

A: Scudder High Yield Tax-Free Fund delivered strong absolute and relative results during the period.

During the period, the fund's Class S shares' total return rose 2.68 percent, versus its typical peer in the Lipper High-Yield Municipal Debt Funds category, which gained 1.43 percent. It underperformed its benchmark, the unmanaged Lehman Brothers Municipal Bond Index, by 99 basis points. (One basis point is equal to a hundredth of a percent. Past performance is no guarantee of future results.)The fund's Class A shares' total return rose 2.66 percent (unadjusted for sales), versus its typical peer in the Lipper High-Yield Municipal Debt Funds category, which gained 1.43 percent. It underperformed its benchmark, the unmanaged Lehman Brothers Municipal Bond Index by 101 basis points. (One basis point is equal to a hundredth of a percent. Past performance is no guarantee of future results.)

Our focus on intermediate-term municipal bonds continued to aid the fund's returns. The steepening of the yield curve discussed above, particularly among five- to 10-year bonds, helped the fund's holdings perform well. Even though the fund's stake in airline bonds was below that of its typical peer, returns were held back by its airline holdings. Airline bonds have struggled going back to September 11, 2001. Recently, they have been especially hard hit in the wake of the bankruptcy filing by US Air. In the six-month period, we reduced the fund's exposure to airline bonds. In general, high-yield municipal bonds (BBB-rated bonds) remain inexpensive relative to AAA-rated bonds. We added slightly to our stake in some high-yield bonds, including areas such as tobacco and continuing care facilities.

Moreover, the fund's long-term results have been solid. The fund ranked 4, 6, 1 and 1 for the one-, three-, five- and 10-year periods (Class S shares), respectively, as of November 30, 2002. For these time periods, there were 72, 61, 46 and 18 funds, respectively, in the Lipper High-Yield Municipal Debt Funds category.* (Please see the performance summary on page 5 for standardized return figures for each time period. Past performance is no guarantee of future results.)Moreover, the fund's results have been solid. The fund's Class A shares ranked 6 of 72 in the Lipper High-Yield Municipal Debt Funds category* for the one-year period as of November 30, 2002. (Please see the performance summary on page 5 for standardized return figures for each time period. Past performance is no guarantee of future results.)

* Source: Lipper, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions invested.

Q: What's your outlook for the municipal bond market over the course of the next six months, and how is Scudder High Yield Tax-Free Fund positioned for this expected environment?

A: We remain positive about the prospects for the municipal bond market. Most notably, we believe tax-free bonds are currently very attractive on an after-tax basis versus US Treasury bonds with similar maturities. In fact, currently a 30-year municipal bond is yielding 100 percent of a 30-year US Treasury bond on a pretax basis. A 10-year municipal bond is currently yielding 92 percent of a 10-year US Treasury bond. Such ratios are quite unusual. These ratios mean that in the case of the 30-year maturity, the yield on the municipal bond is the same as that of similar-maturity Treasury bonds - even before tax benefits of municipal bonds are considered. In the case of the 10-year maturities, the municipal bond's yield is close to the same as the yield of similar-maturity Treasury bonds, before tax considerations.

While we do expect to see credit downgrades on municipal-financed positions, in general high-grade municipals have more stable credit ratings than their taxable counterparts. Some states are currently experiencing budgetary constraints as a result of the last few years of tougher economic times, which has resulted in reduced tax receipts. However, should the need arise, we believe municipalities would be able to generate more revenue through raising state and local taxes, in order to fund their loan payments.

We remain committed to our focus on maturities in that portion of the yield curve where we feel we are able to garner the most value for shareholders. Also, we expect to continue our focus on call-protected bonds with solid structures. Currently, we believe the best opportunities for value are in 20-year municipal bonds. Further, we believe bond investments relative to the inflation rate remain appealing. The market is not forecasting a drastic increase in inflation, and therefore, we expect bonds to remain an attractive part of a well-balanced portfolio.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary November 30, 2002

Portfolio Composition	11/30/02	5/31/02

Revenue Bonds	73%	68%
General Obligation Bonds	13%	13%
ETM/Prerefunded	10%	12%
Lease Obligations	4%	4%
Other	-	3%
	100%	100%

Quality	11/30/02	5/31/02

AAA	34%	35%
AA	9%	6%
A	14%	11%
BBB	18%	16%
BB	1%	-
B	3%	4%
Not Rated	21%	28%
	100%	100%

Effective Maturity	11/30/02	5/31/02

Less than 1 year	2%	6%
1 < 5 years	7%	8%
5 < 8 years	11%	12%
8 < 15 years	51%	51%
Greater than 15 years	29%	23%
	100%	100%

Top Five State Allocations	11/30/02	5/31/02

California	11%	11%
Texas	11%	10%
Massachusetts	7%	7%
Washington	6%	7%
Pennsylvania	6%	5%

Weighted average effective maturity: 13.04 years and 11.94 years, respectively.

Portfolio Composition, quality, effective maturity and state allocations are subject to change.

For more complete details about the fund's investment portfolio, see page 14. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of November 30, 2002 (Unaudited)

	Principal Amount ($)	Value ($)

Municipal Investments 100.0%
Alabama 0.5%
Huntsville, AL, Hospital & Healthcare Revenue, Health Care Authority, Series A, 5.75%, 6/1/2031	3,700,000	3,717,464
Alaska 1.4%
Anchorage, AK, State GO, 5.5%, 7/1/2018 (b)	2,680,000	2,872,719
North Slope Borough, AK, Other GO, Series B, Zero Coupon, 6/30/2005 (b)	7,600,000	7,145,292
Valdez, AK, Airport Revenue, Marine Terminal Revenue, Exxon Pipeline Co. Project, Daily Demand Note, Series B, 1.25%, 12/1/2033*	100,000	100,000
		10,118,011
Arizona 1.0%
Arizona, Water & Sewer Revenue, Water Infrastructure Finance Authority, Series A, 5.375%, 10/1/2013	3,625,000	3,999,934
McDowell Mountain Ranch, AZ, Communities Facilities District, Prerefunded, 8.25%, 7/15/2019	3,000,000	3,360,480
		7,360,414
California 10.8%
California, Electric Revenue, Department of Water Resources and Power Supply, Series A, 5.875%, 5/1/2016	4,500,000	4,879,305
California, Electric Revenue, Department Water Supply, Series 309, 10.52%, 5/1/2018 (b)	1,875,000	2,118,150
California, Multi Family Housing Revenue, Community Development Authority, Irvine Apartment Communities, Series A-4, 5.25%, 5/15/2025	1,750,000	1,816,798
Foothill, CA, Eastern Corridor Agency:
Series A, ETM, Step-up Coupon, 0.0% to 1/1/2005, 7.05% to 1/1/2010	7,000,000	7,393,610
Series A, Prerefunded, Step-up Coupon, 0.0% to 1/1/2005, 7.1% to 1/1/2011	4,415,000	4,739,767
Series A, Prerefunded, Step-up Coupon, 0.0% to 1/1/2005, 7.1% to 1/1/2012	6,000,000	6,441,360
Series A, Prerefunded, Step-up Coupon, 0.0% to 1/1/2005, 7.15% to 1/1/2014	2,875,000	3,092,465
Long Beach, CA, Sales & Special Tax Revenue, Aquarium of the Pacific Project, Series A, Prerefunded, 6.1%, 7/1/2010	4,500,000	4,999,410
Los Angeles County, County (GO) Lease, Marina Del Rey, Series A, 6.25%, 7/1/2003	1,235,000	1,260,367
Los Angeles, CA, Airport Revenue, Regional Airports Improvement Corporation Lease, AMT, Series C, 7.5%, 12/1/2024	6,035,000	4,647,493
Los Angeles, CA, Port Authority Revenue, Regional Airport Improvement Corp., 1.16%, 12/1/2025* (c)	577,400	577,400
Millbrae, CA, Senior Care Revenue, Magnolia of Millbrae Project, AMT, Series A, 7.375%, 9/1/2027	1,000,000	1,028,850
Sacramento, CA, Project Revenue, City Financing Authority, Convention Center Hotel, Series A, 6.25%, 1/1/2030	4,000,000	3,892,400
San Francisco, CA, Hospital & Healthcare Revenue, Coventry Park Project, AMT, Series A, 8.5%, 12/1/2026	2,000,000	1,494,140
San Joaquin Hills, CA, Transportation Corridor Agency:
Prerefunded, 7.6%, 1/1/2011	5,000,000	6,213,500
Prerefunded, 7.65%, 1/1/2012	15,000,000	18,675,900
Prerefunded, 7.65%, 1/1/2013	4,000,000	4,980,240
		78,251,155
Colorado 3.7%
Colorado, Hospital & Healthcare Revenue, Health Facilities Authority, Hospital-Portercare Adventist Health, 6.625%, 11/15/2026	2,000,000	2,163,120
Colorado, Transportation/Tolls Revenue, Northwest Parkway Public Highway Authority, Series D, 7.125%, 6/15/2041	2,500,000	2,591,750
Denver, CO, Airport Revenue, AMT:
Series A, Zero Coupon, 11/15/2003	3,050,000	2,970,700
Series A, Zero Coupon, 11/15/2004	3,130,000	2,941,355
Series A, Zero Coupon, 11/15/2005	1,855,000	1,663,341
Series D, 7.75%, 11/15/2013	9,775,000	11,941,336
Denver, CO, Sales & Special Tax Revenue, Urban Renewal Authority, AMT, 7.75%, 9/1/2016	2,500,000	2,671,100
		26,942,702
Connecticut 2.1%
Connecticut, Senior Care Revenue, State Health and Education Facilities Authority, Edgehill Project, Series A, Prerefunded, 6.875%, 7/1/2017	4,500,000	4,976,235
Mashantucket, CT, Project Revenue, Western Pequot Tribe:
Series A, Prerefunded, 6.4%, 9/1/2011	1,490,000	1,716,242
Series B, Zero Coupon, 9/1/2010	2,000,000	1,340,100
Series B, Zero Coupon, 9/1/2011	2,000,000	1,253,280
Series B, Zero Coupon, 9/1/2012	2,000,000	1,173,560
Series B, Zero Coupon, 9/1/2013	2,000,000	1,097,280
Series B, Zero Coupon, 9/1/2014	2,000,000	1,017,760
Mashantucket, CT, Sports, Expo & Entertainment Revenue, Western Pequot Tribe:
Series A, 6.4%, 9/1/2011	1,510,000	1,613,495
Series B, 5.7%, 9/1/2012	1,000,000	1,041,370
		15,229,322
Delaware 0.3%
Delaware Industrial Development Revenue, 6.375%, 5/1/2027	2,000,000	1,910,700
District of Columbia 1.7%
District of Columbia, Core City GO, 7.3%, 1/1/2013	4,650,000	4,752,672
District of Columbia, Higher Education Revenue, American College of Obstetricians, 4.75%, 8/15/2018 (b)	500,000	496,410
District of Columbia, Water & Sewer Revenue, Water and Sewer Authority, Inverse Floater, Rites:
Series 612A, 10.56%, 10/1/2014**	4,220,000	5,535,543
Series 612B, 10.58%, 10/1/2016**	1,155,000	1,515,372
		12,299,997
Florida 2.7%
Bayside, FL, Sales & Special Tax Revenue, Community Development District, Series A, 6.3%, 5/1/2018	980,000	989,467
Florida, Industrial Development Revenue, Capital Travel Agency, Seminole Tribe Convention, Series A, 10.0%, 10/1/2033	8,000,000	8,157,440
Florida, Senior Care Revenue, Projects Finance Authority, Series C, 1.25%, 6/1/2012* (c)	500,000	500,000
Highlands County, Hospital & Healthcare Revenue, Health Facilities Authority, Adventist Hospital, Series A, 6.0%, 11/15/2031	1,000,000	1,036,140
Hillsborough County, Hospital & Healthcare Revenue, Industrial Development Authority, University Community Hospital Project:
Series A, 5.625%, 8/15/2019	3,425,000	3,171,173
Series A, 5.625%, 8/15/2023	3,320,000	2,977,276
Indian Trace, FL, Special Assessment Revenue, Community Development District, Water Management, Series B, 8.25%, 5/1/2005	925,000	960,354
Palm Beach County, Hospital & Healthcare Revenue, Health Facilities Authority, 5.125%, 11/15/2029	2,000,000	1,790,780
		19,582,630
Georgia 1.5%
Americus-Sumter County, Hospital & Healthcare Revenue, Hospital Authority, South George Methodist, Series A, 6.375%, 5/15/2029	3,000,000	2,709,030
Athens-Clarke County, Senior Care Revenue, Wesley Woods, 6.35%, 10/1/2017	1,515,000	1,385,695
Coweta County, Senior Care Revenue, Residential Care Facilities for the Elderly Authority, Wesley Woods, Series A, 8.25%, 10/1/2026	1,000,000	1,059,250
Georgia, Electric Revenue, Municipal Electric Authority:
Series Z, ETM, 5.5%, 1/1/2012	1,295,000	1,403,133
Series Z, ETM, 5.5%, 1/1/2012	80,000	88,501
Rockdale County, Resource Recovery Revenue, Development Authority, Visy Paper, Inc. Project, AMT, 7.4%, 1/1/2016	4,130,000	4,165,931
		10,811,540
Illinois 2.1%
Chicago, IL, Airport Revenue, O'Hare International Airport, United Airlines, Inc. Project, Series A, 5.35%, 9/1/2016*	2,750,000	522,500
Hoffman Estates, IL, Sales & Special Tax Revenue, Zero Coupon, 5/15/2006	4,000,000	3,423,920
Illinois, Hospital & Healthcare Revenue, Development Finance Authority, Adventist Health System, 5.5%, 11/15/2029	5,000,000	4,754,150
Kane County, School District GO, School District Number 129 Aurora West Side, Series A, 5.75%, 2/1/2018 (b)	4,370,000	4,781,654
Winnebago County, School District GO, School District No. 122, Series 3, 6.45%, 6/1/2008 (b)	1,500,000	1,736,595
		15,218,819
Indiana 1.1%
Indiana, Hospital & Healthcare Revenue, Health Facilities Finance Authority, Greenwood Village South Project, 5.625%, 5/15/2028	2,000,000	1,682,480
Indiana, Senior Care Revenue, Health Facilities Finance Authority, Franciscan Eldercare Community Services, 5.875%, 5/15/2029	2,300,000	2,061,007
Indianapolis, IN, Senior Care Revenue, Industrial Economic Development, 7.625%, 10/1/2022	1,500,000	1,524,225
North Manchester, IN, Senior Center Revenue, 7.25%, 7/1/2033	3,000,000	2,904,300
		8,172,012
Iowa 0.4%
Wapello County, Hospital & Healthcare Revenue, Ottumwa Regional Health Center Project, 6.375%, 10/1/2031	3,000,000	3,014,670
Kansas 2.2%
Lenexa, KS, Hospital & Healthcare Revenue, Series C, 6.875%, 5/15/2032	1,750,000	1,765,890
Manhattan, KS, Senior Care Revenue, Meadowlark Hills Retirement, Series A, 6.5%, 5/15/2028	1,000,000	976,880
Overland Park, KS, Industrial Development Revenue, Development Corp., Series A, 7.375%, 1/1/2032 (d)	8,000,000	8,145,840
Wichita, KS, Hospital & Healthcare Revenue:
Series 3, 5.5%, 11/15/2025	1,300,000	1,290,757
Series 3, 5.625%, 11/15/2031	3,750,000	3,758,400
		15,937,767
Kentucky 1.3%
Kentucky, Hospital & Healthcare Revenue, Economic Development Finance Authority, Norton Healthcare, Inc., Series A, 6.625%, 10/1/2028	5,500,000	5,583,765
Kentucky, Transportation/Tolls Revenue, State Turnpike Authority, Revitalization Project, Series A, 5.5%, 7/1/2014 (b)	3,210,000	3,591,252
		9,175,017
Louisiana 0.2%
Louisiana, Port Authority Revenue, Offshore Term Authority Deepwater Port, 1.3%, 9/1/2006* (c)	1,150,000	1,150,000
Maine 0.1%
Maine, Senior Care Revenue, Huntington Common Project, Series A, 7.5%, 9/1/2027	1,000,000	857,200
Maryland 2.6%
Anne Arundel County, County GO, National Business Park Project, 7.375%, 7/1/2028	2,000,000	2,176,360
Maryland, Higher Education Revenue, Collegiate Housing Foundation, Series A, 5.75%, 6/1/2031	1,000,000	1,013,070
Maryland, Higher Education Revenue, Health & Higher Education Facilities Authority, Collington Episcopal, 6.75%, 4/1/2023	2,000,000	2,026,920
Maryland, Hospital & Healthcare Revenue, University of Maryland Medical System, 6.75%, 7/1/2030	2,500,000	2,697,675
Maryland, Project Revenue, Economic Development Corp., Chesapeake Bay, Series B, 7.625%, 12/1/2022	12,000,000	10,897,080
		18,811,105
Massachusetts 7.0%
Boston, MA, Industrial Development Finance Authority, Springhouse Project, Prerefunded, 9.25%, 7/1/2025	1,350,000	1,612,184
Boston, MA, Industrial Development Revenue, AMT:
6.5%, 9/1/2035	4,000,000	3,880,960
8.0%, 9/1/2035	1,000,000	981,170
Massachusetts, Electric Revenue, Wholesale Electrical Co. Power Supply, Inverse Floater, Series 674, 17.29%, 7/1/2016 (b)**	5,392,500	6,900,243
Massachusetts, Health & Educational Facilities Authority, Cooley Dickson Hospital, Inc., Series A, Prerefunded, 7.125%, 11/15/2018	1,620,000	1,694,844
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Civic Investments, Series A, 9.0%, 12/15/2015	4,000,000	4,295,720
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Partners Healthcare System, Series B, 5.125%, 7/1/2019	1,185,000	1,178,400
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, South Shore Hospital:
Series F, 5.625%, 7/1/2019	1,000,000	1,006,710
Series F, 5.75%, 7/1/2029	4,000,000	3,991,640
Massachusetts, Industrial Development Revenue, Development Finance Agency, Series A, 7.1%, 7/1/2032	4,000,000	3,893,720
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Series B, 9.15%, 12/15/2023	2,000,000	2,162,680
Massachusetts, Resource Recovery Revenue, Industrial Finance Agency, Solid Waste Disposal, Peabody Monofil Association, Inc., 9.0%, 9/1/2005 (e)	960,000	977,779
Massachusetts, Senior Care Revenue, Industrial Finance Agency, Edgewood Retirement Community, Series A, Prerefunded, 9.0%, 11/15/2025	1,000,000	1,213,540
Massachusetts, State GO, Inverse Floater, Series A, 9.36%, 12/1/2016**	5,000,000	6,211,950
Massachusetts, State GO, Rites-PA 647, Inverse Floater, 10.68%, 11/1/2010**	8,000,000	10,397,520
		50,399,060
Michigan 3.4%
Delta County, Pollution Control Revenue, Economic Development Corp., Series A, 6.25%, 4/15/2027	5,000,000	4,937,950
Detroit, MI, Sales & Special Tax Revenue, Downtown Development Authority:
Zero Coupon, 7/1/2011	3,150,000	2,135,007
Zero Coupon, 7/1/2012	3,150,000	2,017,670
Detroit, MI, School District GO:
Series A, 5.5%, 5/1/2016 (b)	1,500,000	1,626,690
Series A, 5.5%, 5/1/2018 (b)	1,565,000	1,675,974
Series A, 5.5%, 5/1/2019 (b)	1,200,000	1,276,584
Kalamazoo, MI, Industrial Development Revenue, Economic Development Corp., Series A, 7.5%, 5/15/2029	2,000,000	2,010,640
Kentwood, MI, Industrial Development Revenue, Economic Development, Series A, 6.0%, 11/15/2032	1,750,000	1,690,325
Michigan, Hospital Finance Authority, Genesys Health System, Series A, Prerefunded, 7.5%, 10/1/2027	2,000,000	2,297,840
Michigan, Senior Care Revenue, Strategic Fund Limited, 5.75%, 11/15/2018	1,500,000	1,424,880
Michigan, State Agency (GO) Lease, Building Authority, Inverse Floater, Series B, 9.57%, 4/15/2009**	1,145,000	1,346,783
Saginaw, MI, Hospital & Healthcare Revenue, Hospital Finance Authority, Covenant Medical Center, Series F, 6.5%, 7/1/2030	2,000,000	2,119,900
		24,560,243
Mississippi 0.2%
Mississippi, Sales & Special Tax Revenue, Development Bank, Diamond Lakes Utilities, Series A, 6.25%, 12/1/2017	1,600,000	1,575,248
Missouri 4.0%
Florissant, MO, Industrial Development Revenue, Desmet Acquisition, Series A, 8.5%, 8/15/2030	6,925,000	7,215,989
Florissant, MO, Industrial Development Revenue, St. Catherine Acquisition, Series B, 9.0%, 8/15/2030	3,250,000	3,383,575
Missouri, Hospital & Healthcare Revenue, Health and Educational Facilities Authority, Washington University, Series A, 5.5%, 6/15/2016	7,600,000	8,507,972
St. Louis, MO, Industrial Development Revenue, St. Louis Convention, AMT, Series A, 7.25%, 12/15/2035	10,000,000	9,864,900
		28,972,436
Nevada 2.2%
Clark County, County GO, 5.5%, 6/1/2015 (b)	5,000,000	5,421,800
Henderson, NV, Hospital & Healthcare Revenue, Catholic Healthcare West, 5.375%, 7/1/2026	5,000,000	4,380,100
Las Vegas, NV, Transportation/Tolls Revenue, Las Vegas Monorail Project, 7.375%, 1/1/2030	6,000,000	5,805,300
		15,607,200
New Hampshire 1.4%
New Hampshire, Higher Education Revenue, Health & Educational Facilities Authority, New Hampshire College Issue, 7.4%, 1/1/2023	2,000,000	2,159,080
New Hampshire, Senior Care Revenue, Health & Educational Facilities Authority, Catholic Charities, 5.8%, 8/1/2022	2,760,000	2,437,439
New Hampshire, Senior Care Revenue, Health & Educational Facilities Authority, Rivermead at Peterborough:
5.5%, 7/1/2013	2,425,000	2,292,692
5.625%, 7/1/2018	1,615,000	1,455,745
New Hampshire, Senior Care Revenue, Health & Educational Facilities Authority, Riverwoods at Exeter:
Series A, 6.375%, 3/1/2013	725,000	733,657
Series A, 6.5%, 3/1/2023	1,000,000	995,410
		10,074,023
New Jersey 3.2%
New Jersey, Economic Development Authority, United Methodist Homes, Prerefunded, 7.5%, 7/1/2025	1,000,000	1,147,550
New Jersey, Industrial Development Revenue, Economic Development Authority, Harrogate, Inc., Series A, 5.875%, 12/1/2026	1,425,000	1,332,204
New Jersey, Resource Recovery Revenue, Tobacco Settlement Financing Corp, 5.75%, 6/1/2032	4,600,000	4,336,006
New Jersey, State Agency (GO) Lease, Transportation Corp., Inverse Floater, Series 16, 9.99%, 9/15/2010 (b)**	8,250,000	10,297,320
New Jersey, Transportation/Tolls Revenue, Turnpike Authority, Inverse Floater, Series R-20, 10.09%, 1/1/2010 (b)**	5,000,000	6,317,600
		23,430,680
New Mexico 0.7%
Farmington, NM, Pollution Control Revenue:
5.8%, 4/1/2022	3,000,000	2,895,360
5.8%, 4/1/2022	2,000,000	1,949,940
		4,845,300
New York 5.6%
Brookhaven, NY, Hospital & Healthcare Revenue, Industrial Development Authority, Memorial Hospital Medical Center, Series A, 8.25%, 11/15/2030	1,000,000	1,027,930
Glen Cove, NY, Senior Care Revenue, Housing Authority, The Mayfair at Glen Cove, AMT, 8.25%, 10/1/2026	1,475,000	1,579,179
Islip, NY, Higher Education Revenue, Community Development Agency, Institute of Technology, Prerefunded, 7.5%, 3/1/2026	2,500,000	2,943,900
New York, Electric Revenue, Energy Development Authority Pollution Control, 1.20%, 10/1/2029* (c)	750,000	750,000
New York, Senior Care Revenue, Dormitory Authority, Inverse Floater, Series 310, 10.75%, 2/15/2010 (b)**	4,250,000	5,652,543
New York, State Agency (GO) Lease, Metropolitan Transportation Authority, Series O, 5.75%, 7/1/2013	2,750,000	3,118,033
New York, Transportation/Tolls Revenue, Inverse Floater, Securities Trust Certificates, 9.64%, 11/15/2016 (b)**	5,000,000	5,951,100
New York, Transportation/Tolls Revenue, Transportation Authority, Series A, 5.75%, 7/1/2018	7,000,000	7,817,880
New York, NY, Transitional Finance Authority:
Prerefunded, Series B, 5.5%, 2/1/2016	420,000	477,099
Series B, 5.5%, 2/1/2016	1,580,000	1,712,025
New York, NY, Core City GO, Series A, 7.0%, 8/1/2007	5,000,000	5,744,250
New York, NY, Transitional Finance Authority, Series B, 5.5%, 2/1/2016	1,580,000	1,712,025
New York, NY, Hospital & Healthcare Revenue, Industrial Development Agency, 6.45%, 7/1/2032	1,500,000	1,484,055
New York, NY, Hospital & Healthcare Revenue, Industrial Development Agency, British Airways PLC Project, 7.625%, 12/1/2032	1,500,000	1,214,925
Orange County, Senior Care Revenue, Industrial Development Agency, The Glen Arden Project, 5.7%, 1/1/2028	1,250,000	1,046,238
		40,519,157
North Carolina 0.4%
Charlotte, NC, Airport Revenue, Douglas International Airport, US Airways, Inc., AMT, 7.75%, 2/1/2028*	1,700,000	816,000
North Carolina, Electric Revenue, Municipal Power Agency, Series B, 6.375%, 1/1/2013	2,075,000	2,257,393
		3,073,393
North Dakota 0.6%
Grand Forks, ND, Hospital & Healthcare Revenue, Altru Health Care System, 7.125%, 8/15/2024	3,750,000	4,029,263
Ohio 1.9%
Franklin County, Hospital & Healthcare Revenue, Health Care Facilities, Ohio Presbyterian Retirement Service, Series A, 7.125%, 7/1/2029	1,000,000	1,047,270
Lorain County, Hospital & Healthcare Revenue, Catholic Health Care Partners, Series A, 5.25%, 10/1/2033	3,000,000	2,899,800
Ohio, Industrial Development Revenue, Building Authority, Adult Correction Facilities, Series A, 5.5%, 10/1/2013	5,860,000	6,460,533
Ohio, Transportation/Tolls Revenue, Turnpike Authority, Series B, 5.5%, 2/15/2013	3,000,000	3,354,000
		13,761,603
Oregon 0.3%
Clackamas County, Hospital & Healthcare Revenue, Hospital Facilities Authority, Legacy Health System, 5.25%, 5/1/2021	2,000,000	1,975,500
Pennsylvania 5.7%
Allegheny County, Hospital & Healthcare Revenue, Hospital Development Authority, West Pennsylvania Allegheny Health Services:
9.25%, 11/15/2022	2,000,000	2,192,620
Series B, 9.25%, 11/15/2030	4,630,000	5,055,404
Blair County, Industrial Development Revenue, Industrial Development Authority, Village at Penn State Project, Series A, 7.0%, 1/1/2034	1,000,000	1,002,970
Chester County, Senior Care Revenue, Health and Education Facilities Authority, Jenners Pond, Inc. Project, 7.625%, 7/1/2034	1,750,000	1,726,988
Delaware County, Project Revenue, Authority First Management, White Horse Village Project, Series A, 7.625%, 7/1/2030	1,000,000	1,031,230
Delaware County, Senior Care Revenue, Authority First Management, White Horse Village Project:
Series A, 6.7%, 7/1/2007	1,000,000	1,021,510
Series A, 7.5%, 7/1/2018	2,000,000	2,049,120
Delaware Valley, PA, County GO, Regional Financial Authority, 5.75%, 7/1/2017	6,250,000	7,075,188
Montgomery County, Senior Care Revenue, Higher Education & Health Authority, Philadelphia Geriatric Center, Series A, 7.25%, 12/1/2027	3,125,000	3,089,469
Montgomery County, Senior Care Revenue, Industrial Development Authority, Retirement-Life Communities, 5.25%, 11/15/2028	4,000,000	3,649,200
Pennsylvania, Hospital & Healthcare Revenue, Economic Development Financing Authority, UPMC Health System, Series A, 6.0%, 1/15/2031	5,095,000	5,200,365
Pennsylvania, Sales & Special Tax Revenue, Economic Development Financing Authority, Amtrak Project, AMT, Series A, 6.125%, 11/1/2021	700,000	632,191
Philadelphia, PA, Industrial Development Revenue, Industrial Development Authority, Series A, 6.5%, 10/1/2027	4,500,000	4,428,540
Westmoreland County, Senior Care Revenue, Industrial Development Authority, Health Care Facilities-Redstone, Series B, 8.125%, 11/15/2030	3,000,000	3,149,460
		41,304,255
Rhode Island 0.5%
Rhode Island, Special Assessment Revenue, Series A, 6.125%, 6/1/2032	4,000,000	3,852,320
South Carolina 2.3%
Berkeley County, County GO, School District, 5.5%, 1/15/2017 (b)	8,970,000	9,748,148
Greenwood County, Hospital & Healthcare Revenue, South Carolina Memorial Hospital, 5.5%, 10/1/2031	1,500,000	1,456,620
South Carolina, Hospital & Healthcare Revenue, Jobs Economic Development Authority, Palmetto Health Alliance, Series A, 7.375%, 12/15/2021	3,500,000	3,824,590
South Carolina, Project Revenue, Jobs Economic Development Authority, Myrtle Beach Convention, Series A, 6.625%, 4/1/2036	2,000,000	2,004,720
		17,034,078
South Dakota 0.3%
South Dakota, Electric Revenue, Health & Educational Facilities Authority, Prairie Lakes Health Care System:
Prerefunded, 7.125%, 4/1/2010	680,000	706,377
Prerefunded, 7.25%, 4/1/2022	680,000	706,663
South Dakota, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Prairie Lakes Health Care System:
7.125%, 4/1/2010	320,000	328,461
7.25%, 4/1/2022	320,000	327,174
		2,068,675
Tennessee 2.5%
Blount County, Project Revenue, Public Building Authority, Series A-5-B, 1.3%, 6/1/2028* (c)	600,000	600,000
Clarksville, TN, Core City GO, Public Building Authority, 1.25%, 7/1/2031* (c)	125,000	125,000
Elizabethton, TN, Hospital & Healthcare Revenue, Health and Educational Facilities Board, Series B, 8.0%, 7/1/2033	3,000,000	3,330,420
Johnson City, TN, Hospital & Healthcare Revenue, Health & Educational Facilities Board Hospital, Series A, 7.5%, 7/1/2033	5,000,000	5,345,400
Knox County, Hospital & Healthcare Revenue, Health Education & Housing Facilities Board, 6.5%, 4/15/2031	3,000,000	3,043,800
Shelby County, Hospital & Healthcare Revenue, Health Education & Housing Facilities Board, 6.5%, 9/1/2026	5,000,000	5,187,600
		16,907,220
Texas 10.7%
Abilene, TX, Senior Care Revenue, Health Facilities Development, Sears Methodist Retirement Facilities, Series A, 5.9%, 11/15/2025	3,000,000	2,733,589
Arlington, TX, School District GO, Independent School District, 5.0%, 2/15/2024	7,000,000	6,931,750
Austin, TX, Project Revenue, Bergstrom Landhost Enterprises, Inc. Airport Hotel Project, Series A, 6.75%, 4/1/2027	5,000,000	4,471,500
Bexar County, Single Family Housing Revenue, Housing Finance Corp., AMT, Series A, 8.2%, 4/1/2022	393,000	393,680
Dallas-Fort Worth, TX, Airport Revenue, American Airlines, Inc., AMT, 6.375%, 5/1/2035	5,000,000	1,999,950
Harris County, Hospital & Healthcare Revenue, Health Facilities Development Corp., Memorial Hermann Healthcare, Series A, 6.375%, 6/1/2029	4,460,000	4,660,254
Hidalgo County, Hospital & Healthcare Revenue, Health Services Mission Hospital, 6.875%, 8/15/2026	5,000,000	4,999,850
Hidalgo County, Hospital & Healthcare Revenue, Mission Hospital, Inc. Project, 6.75%, 8/15/2016	3,500,000	3,559,570
Houston, TX, Airport Revenue, Special Facilities, Continental Airlines, Inc.:
AMT, Series C, 6.125%, 7/15/2027	5,100,000	2,884,560
AMT, Series E, 6.75%, 7/1/2029	7,000,000	4,064,200
Jefferson County, County GO:
5.75%, 8/1/2015 (b)	3,075,000	3,428,441
5.75%, 8/1/2017 (b)	1,185,000	1,307,387
Lubbock, TX, Senior Care Revenue, Health Facilities Development Corp., Carillon Project, Series A, 6.5%, 7/1/2019	3,000,000	2,825,910
Magnolia, TX, School District GO, Independent School District, 5.0%, 8/15/2017	2,400,000	2,454,024
Plano, TX, School District GO, Independent School District, 5.375%, 2/15/2016	5,000,000	5,313,100
Richardson, TX, Hospital & Healthcare Revenue, Hospital Authority, 5.625%, 12/1/2028	1,250,000	1,234,863
San Antonio, TX, Gas & Electric, 5.375%, 2/1/2020	2,500,000	2,604,525
Tarrant County, Hospital & Healthcare Revenue, Health Facilities Development Corp., 6.7%, 11/15/2030	2,500,000	2,647,950
Texas, Industrial Development Revenue, 1.35%, 11/1/2029*	200,000	200,000
Texas, Industrial Development Revenue, Waste Disposal Authority, AMT, Series A, 6.1%, 8/1/2024	5,000,000	4,996,500
Texas, Water & Sewer Revenue, Waste Disposal Authority, AMT, 6.65%, 4/1/2032	2,000,000	1,980,160
Tom Green County, Hospital & Healthcare Revenue, Health Facilities Development Corp., Shannon Health System Project, 6.75%, 5/15/2021	1,000,000	1,026,430
Travis County, Hospital & Healthcare Revenue, Health Facilities Development Corp., Ascension Health, Series A, 6.25%, 11/15/2015 (b)	10,000,000	11,194,900
		77,913,093
Utah 0.3%
Salt Lake City, UT, Hospital & Healthcare Revenue, IHC Hospitals, Inc., 6.65%, 2/15/2012	2,000,000	2,276,360
Vermont 0.1%
Vermont, Multi Family Housing Revenue, Housing Finance Agency, Northgate Project, 8.25%, 6/15/2020 (e)	940,000	965,559
Virginia 1.1%
Fairfax County, Hospital & Healthcare Revenue, Economic Development Authority, Greenspring Retirement Community, Series A, 7.25%, 10/1/2019	3,000,000	3,128,640
Pittsylvania County, Industrial Development Revenue, Industrial Development Authority, Multitrade of Pittsylvania, AMT:
Series A, 7.45%, 1/1/2009	1,500,000	1,491,480
Series A, 7.5%, 1/1/2014	3,500,000	3,478,615
		8,098,735
Washington 6.3%
Port Seattle, WA, Airport Revenue, AMT, Series B, 6.0%, 2/1/2014 (b)	4,885,000	5,561,719
Seattle, WA, Airport Revenue, Northwest Airlines Project, AMT, 7.25%, 4/1/2030	2,800,000	2,060,800
Tacoma, WA, Electric Revenue, Series A, 5.75%, 1/1/2016	5,000,000	5,477,650
Washington, Electric Revenue, Energy Northeast Electric, Series A, 5.75%, 7/1/2018 (b)	3,500,000	3,802,015
Washington, Electric Revenue, Public Power Supply System: Nuclear Project No. 2, Series A, 6.3%, 7/1/2012	10,000,000	11,604,500
Nuclear Project No. 2, 6.52%, 7/1/2012	3,000,000	3,540,990
Nuclear Project No. 3, Series B, 7.125%, 7/1/2016	2,500,000	3,158,100
Washington, Electric Revenue, Rites, Inverse Floater, 9.31%, 7/1/2015**	6,250,000	7,128,875
Whatcom County, School District GO, Washington School District No. 503, 5.5%, 12/1/2014	3,375,000	3,668,186
		46,002,835
West Virginia 0.8%
West Virginia, Hospital Finance Authority, Charleston Medical Center, Prerefunded, 6.75%, 9/1/2030	4,020,000	4,895,878
West Virginia, Hospital & Healthcare Revenue, Hospital Finance Authority, Charleston Medical Center, 6.75%, 9/1/2030	980,000	1,059,919
		5,955,797
Wisconsin 2.8%
Wisconsin, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Aurora Health Care, Inc., Series A, 5.6%, 2/15/2029	6,500,000	6,064,825
Wisconsin, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Froedert and Community Health, 5.375%, 10/1/2030	3,750,000	3,593,213
Wisconsin, Senior Care Revenue, Health & Educational Facilities Authority, National Regency of New Berlin Project, 8.0%, 8/15/2025	1,435,000	1,494,624
Wisconsin, State GO, Series 1, 5.5%, 5/1/2014 (b) (d)	8,410,000	9,397,586
		20,550,248
Total Investment Portfolio (Cost $687,479,709) (a)		725,037,806

* Variable rate demand notes are securities whose interest rates are periodically reset at market levels. These securities are often payable on demand and are shown at their current rate as of November 30, 2002.
** Inverse floating rate notes are derivative debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Investments in this type of security involve special risks as compared to investments in a fixed rate municipal security. These securities, amounting to $68,372,998 and aggregating 9.3% of net assets, are shown at their current rate as of November 30, 2002.
(a) The cost for federal income tax purposes was $686,959,426. At November 30, 2002, net unrealized appreciation for all securities based on tax cost was $38,078,380. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $52,765,806 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $14,687,426.
(b) Bond is insured by one of these companies:
AMBAC	AMBAC Assurance Corp.
Capital Guaranty
FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration
FSA	Financial Security Assurance
MBIA	Municipal Bond Investors Assurance

(c) Security incorporates a letter of credit or line of credit from a major bank.
(d) At November 30, 2002 these securities have been segregated, in whole or in part, to cover initial margin requirements for open futures contracts.
(e) Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The aggregate fair value of restricted securities at November 30, 2002 amounted to $1,943,338, which represents 0.27% of net assets. Information concerning such restricted securities at November 30, 2002 is as follows:
Security	Acquisition Date	Cost ($)
Massachusetts, Resource Recovery Revenue, Industrial Finance Agency, Solid Waste Disposal, Peabody Monofil Association, Inc.	12/30/1994	960,000
Vermont Multi-Family Housing Revenue, Housing Finance Agency, Northgate Project	12/22/1989	921,921

Prerefunded: Bonds which are prerefunded are collateralized by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

AMT: Subject to alternative minimum tax

ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by US Treasury securities which are held in escrow by a Trustee and used to pay principal and interest on bonds so designated.

At November 30, 2002, open futures contracts sold short were as follows:
Futures	Expiration	Contracts	Aggregate Face Value ($)	Value ($)
US Treasury Bond 10 Year	12/19/2002	775	89,139,056	87,199,609
Total net unrealized appreciation on open futures contracts				1,939,447

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $687,479,709)	$ 725,037,806
Cash	214,769
Receivable for investments sold	842,600
Interest receivable	13,425,465
Receivable for Fund shares sold	1,241,215
Other receivable	96,000
Total assets	740,857,855
Liabilities
Payable for investments purchased	6,759,451
Dividends payable	655,776
Payable for Fund shares redeemed	170,229
Payable for daily variation margin on open futures contracts	266,409
Accrued management fee	386,821
Other accrued expenses and payables	145,372
Total liabilities	8,384,058
Net assets, at value	$ 732,473,797
Net Assets
Net assets consist of: Undistributed net investment income	131,267
Net unrealized appreciation (depreciation) on: Investments	37,558,097
Other receivable	96,000
Futures	1,939,447
Accumulated net realized gain (loss)	(17,630,853)
Paid-in capital	710,379,839
Net assets, at value	$ 732,473,797

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2002 (Unaudited) (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($26,142,681 / 2,083,151 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.55
Class S Net Asset Value, offering and redemption price per share ($559,180,524 / 44,552,185 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.55
Class A Net Asset Value and redemption price per share ($79,944,289 / 6,374,637 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.54
Maximum offering price per share (100 / 95.5 of $12.54)	$ 13.13
Class B
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($39,953,515 / 3,184,336 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 12.55
Class C
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($27,251,791 / 2,171,132 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 12.55
Institutional Class Net Asset Value, offering and redemption price per share ($997 / 79.4 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.56

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended November 30, 2002 (Unaudited)
Investment Income
Income: Interest	$ 22,766,110
Expenses: Management fee	2,244,262
Administrative fee	577,431
Distribution service fees	378,007
Trustees' fees and expenses	11,009
Other	6,770
Total expenses, before expense reductions	3,217,479
Expense reductions	(166,274)
Total expenses, after expense reductions	3,051,205
Net investment income	19,714,905
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	246,266
Net unrealized appreciation (depreciation) during the period on: Investments	(3,109,565)
Other receivable	(96,000)
Futures	1,939,447
(1,266,118)
Net gain (loss) on investment transactions	(1,019,852)
Net increase (decrease) in net assets resulting from operations	$ 18,695,053

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended November 30, 2002 (Unaudited)	Year Ended May 31, 2002
Operations: Net investment income	$ 19,714,905	$ 34,298,308
Net realized gain (loss) on investment transactions	246,266	1,019,995
Net unrealized appreciation (depreciation) on investment transactions during the period	(1,266,118)	6,370,028
Net increase (decrease) in net assets resulting from operations	18,695,053	41,688,331
Distributions to shareholders from: Net investment income: Class AARP	(635,750)	(617,467)
Class S	(15,718,509)	(29,877,232)
Class A	(2,033,492)	(2,243,937)
Class B	(805,980)	(815,991)
Class C	(513,633)	(523,269)
Institutional Class	(15)	-
Fund share transactions: Proceeds from shares sold	137,311,134	275,765,642
Reinvestment of distributions	11,039,796	19,890,315
Cost of shares redeemed	(113,893,643)	(159,667,809)
Net increase (decrease) in net assets from Fund share transactions	34,457,287	135,988,148
Increase (decrease) in net assets	33,444,961	143,598,583
Net assets at beginning of period	699,028,836	555,430,253
Net assets at end of period (including undistributed net investment income of $131,267 and $123,741, respectively)	$ 732,473,797	$ 699,028,836

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP
Years Ended May 31,	2002[a]	2002[b]	2001[c]
Selected Per Share Data
Net asset value, beginning of period	$ 12.56	$ 12.40	$ 12.18
Income (loss) from investment operations: Net investment income	.34	.69	.46
Net realized and unrealized gain (loss) on investment transactions	(.01)	.16	.22
Total from investment operations	.33	.85	.68
Less distributions from: Net investment income	(.34)	(.69)	(.46)
Net asset value, end of period	$ 12.55	$ 12.56	$ 12.40
Total Return (%)	2.68**	6.97	5.69d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	26	18	4
Ratio of expenses before expense reductions (%)	.77*	.77	.82*
Ratio of expenses after expense reductions (%)	.77*	.77	.79*
Ratio of net investment income (%)	5.44*	5.50	5.68*
Portfolio turnover rate (%)	5*	21	12
[a] For the six months ended November 30, 2002 (Unaudited).
[b] As required, effective June 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended May 31, 2002 was to increase net investment income per share by $.004, decrease net realized and unrealized gain (loss) per share by $.004, and increase the ratio of net investment income to average net assets from 5.47% to 5.50%. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change in presentation.
[c] For the period from October 2, 2000 (commencement of sales of Class AARP shares) to May 31, 2001.
[d] Total returns would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class S
Years Ended May 31,	2002[a]	2002[b]	2001	2000	1999[c]	1998[d]	1997[d]
Selected Per Share Data
Net asset value, beginning of period	$ 12.56	$ 12.40	$ 11.87	$ 12.69	$ 12.93	$ 12.78	$ 12.04
Income (loss) from investment operations:
Net investment income	.34	.69	.70	.66	.26	.65	.67
Net realized and unrealized gain (loss) on investment transactions	(.01)	.16	.53	(.82)	(.24)	.15	.74
Total from investment operations	.33	.85	1.23	(.16)	.02	.80	1.41
Less distributions from:
Net investment income	(.34)	(.69)	(.70)	(.66)	(.26)	(.65)	(.67)
Net asset value, end of period	$ 12.55	$ 12.56	$ 12.40	$ 11.87	$ 12.69	$ 12.93	$ 12.78
Total Return (%)	2.68**	6.99	10.56[e]	(1.28)[e]	.18**	6.38	12.04
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	559	576	514	436	450	432	337
Ratio of expenses before expense reductions (%)	.77*	.77	.82	.89[f]	.83*	.84	.90
Ratio of expenses after expense reductions (%)	.77*	.77	.79	.87[f]	.83*	.84	.90
Ratio of net investment income (%)	5.44*	5.50	5.69	5.42	4.91*	5.03	5.43
Portfolio turnover rate (%)	5*	21	12	62	7*	14	33
[a] For the six months ended November 30, 2002 (Unaudited).
[b] As required, effective June 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended May 31, 2002 was to increase net investment income per share by $.004, decrease net realized and unrealized gain (loss) per share by $.004, and increase the ratio of net investment income to average net assets from 5.47% to 5.50%. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change in presentation.
[c] For the five months ended May 31, 1999. On August 10, 1998, the Fund changed the fiscal year end from December 31 to May 31.
[d] For the years ended December 31.
[e] Total returns would have been lower had certain expenses not been reduced.
[f] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .86% and .85%, respectively.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder High Yield Tax-Free Fund (the "Fund") is a diversified series of Scudder Municipal Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. On or about February 3, 2003, Class C shares will be offered at net asset value plus an up-front sales charge of 1.00% of the offering price. Class C shares will continue to be subject to a continent deferred sales charge and Rule 12b-1 distribution and/or service fee as more fully described in the fund's currently effective prospectus. On August 19, 2002 the Fund commenced offering Institutional Class shares which are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Certain detailed financial information for the Class A, B, C and Institutional Class shares is provided separately and is available upon request.Certain detailed financial information for the Class AARP and S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund depending upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2002, the Fund had a net tax basis capital loss carryforward of approximately $14,200,000, which may be applied against any realized net taxable capital gains of each succeeding year, until fully utilized or until May 31, 2005 ($3,900,000), May 31, 2008 ($2,700,000), May 31, 2009 ($3,100,000) and May 31, 2010 ($4,500,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (14,200,000)
Unrealized appreciation (depreciation) on investments	$ 41,077,245

In addition, during the year ended May 31, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from tax-exempt income	$ 34,077,896

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

At November 30, 2002, the other receivable of $96,000 (0.01% of net assets) has been valued in good faith as determined in accordance with procedures approved by the Trustees.

B. Purchases and Sales of Securities

During the six months ended November 30, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $77,115,149 and $17,253,350, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.65% of the first $300,000,000 of the Fund's average daily net assets, 0.60% on the next $200,000,000 of such net assets, and 0.575% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended November 30, 2002, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.61% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.15%, 0.15%, 0.175%, 0.225%, 0.200% and 0.125% of the average daily net assets for Class AARP, S, A, B, C and Institutional Class shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and Institutional Class shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class S and AARP shares of the Fund. In addition, other service providers, not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended November 30, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at November 30, 2002
Class S	$ 433,143	$ 73,567
Class AARP	17,482	3,184
Class A	65,593	11,720
Class B	39,165	7,393
Class C	22,048	4,437
Institutional Class	-	-
	$ 577,431	$ 100,301

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended November 30, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2002
Class B	$ 130,549	$ 26,160
Class C	82,678	16,911
	$ 213,227	$ 43,071

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the six months ended November 30, 2002, the Advisor and certain of its subsidiaries voluntarily maintained the annualized expenses of the Class A, B and C shares at no more than 0.80%, 1.60% and 1.58%, respectively, of average daily net assets by not imposing any service fees. For the six months ended November 30, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Amount Waived by SDI	Effective Rate
Class A	$ 93,705	$ 93,705.00%
Class B	43,516	43,516.00%
Class C	27,559	27,559.00%
	$ 164,780	$ 164,780

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C Shares. Underwriting commissions paid to SDI in connection with the distribution of Class A shares for the six months ended November 30, 2002 aggregated $88,576.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended November 30, 2002, the CDSC for Class B and Class C aggregated $25,109 and $1,733, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Other Related Parties. AARP through its affiliates, monitors and approves the AARP Investments Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% of the first $6,000,000,000 of net assets, 0.06% of the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Investing in High-Yield Securities

Investing in high-yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high-yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended November 30, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $1,494 for custodian credits earned.

F. Line of Credit

The Fund and several affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata based upon net assets among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended November 30, 2002		Year Ended May 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	940,887	$ 11,948,110	1,326,079	$ 16,646,882
Class S	4,984,305	63,358,934	13,785,966	172,719,900
Class A	2,672,853	33,951,418	4,245,877	53,278,977
Class B	1,189,157	15,125,261	1,638,251	20,566,499
Class C	1,012,761	12,926,411	999,473	12,553,384
Institutional Class*	78	1,000	-	-
		$ 137,311,134		$ 275,765,642
Shares issued to shareholders in reinvestment of distributions
Class AARP	34,256	$ 434,247	33,489	$ 419,370
Class S	697,356	8,843,957	1,404,872	17,618,698
Class A	86,096	1,090,744	91,913	1,150,792
Class B	30,757	389,365	31,893	399,451
Class C	22,214	281,473	24,093	302,004
Institutional Class*	1	10	-	-
		$ 11,039,796		$ 19,890,315
Shares redeemed
Class AARP	(353,017)	$ (4,469,347)	(233,594)	$ (2,924,006)
Class S	(6,983,891)	(88,743,842)	(10,752,852)	(135,165,053)
Class A	(1,298,224)	(16,482,068)	(1,352,095)	(16,944,077)
Class B	(170,615)	(2,167,982)	(172,965)	(2,163,328)
Class C	(160,241)	(2,030,404)	(196,620)	(2,471,345)
Institutional Class*	-	-	-	-
		$ (113,893,643)		$ (159,667,809)
Net increase (decrease)
Class AARP	622,126	$ 7,913,010	1,125,974	$ 14,142,246
Class S	(1,302,230)	(16,540,951)	4,437,986	55,173,545
Class A	1,460,725	18,560,094	2,985,695	37,485,692
Class B	1,049,299	13,346,644	1,497,179	18,802,622
Class C	874,734	11,177,480	826,946	10,384,043
Institutional Class*	79	1,010	-	-
		$ 34,457,287		$ 135,988,148

* For the period from August 19, 2002 (commencement of sales of Institutional Class shares) to November 30, 2002.

Investment Products and Services

Scudder Funds
Growth Funds
Scudder 21st Century Growth Fund
Scudder Capital Growth Fund
Scudder Development Fund
Scudder Health Care Fund
Scudder Large Company Growth Fund
Scudder Technology Innovation Fund
Value Funds
Scudder Gold & Precious Metals Fund
Scudder Growth and Income Fund
Scudder Large Company Value Fund
Scudder Small Company Stock Fund
Scudder Small Company Value Fund*
Multicategory/Asset Allocation Funds
Scudder Balanced Fund
Scudder Pathway Conservative Portfolio
Scudder Pathway Growth Portfolio
Scudder Pathway Moderate Portfolio
International/Global Funds
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Japanese Equity Fund**
Scudder Latin America Fund
Scudder Pacific Opportunities Fund
Income Funds
Scudder GNMA Fund
Scudder High Income Opportunity Fund***
Scudder Income Fund
Scudder Short-Term Bond Fund
Tax-Free Income Funds
Scudder California Tax-Free Income Fund*
Scudder High Yield Tax-Free Fund
Scudder Managed Municipal Bond Fund
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund*
Index-Related Funds
Scudder S&P 500 Index Fund
Scudder Select 500 Fund
Money Market
Scudder Cash Investment Trust
Scudder Money Market Series:
Prime Reserve Shares
Premium Shares
Managed Shares
Scudder Tax-Free Money Fund
Scudder U.S. Treasury Money Fund

* Class S shares only
** On August 19, 2002, this fund changed its name from Deutsche to Scudder.
*** Formerly Scudder High Yield Opportunity Fund

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Municipal Income Trust
Scudder RREEF Real Estate Fund, Inc.
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
The Germany Fund
The New Germany Fund
The Central European Equity Fund

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources

For shareholders of Scudder funds including those in the AARP Investment Program

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Scudder Class S Shareholders:
Call SAIL™ - 1-800-343-2890
AARP Investment Program Shareholders:
Call Easy-Access Line - 1-800-631-4636
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
Scudder Class S Shareholders -
myScudder.com
AARP Investment Program Shareholders -
aarp.scudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services	Scudder Class S Shareholders: Call a Scudder representative at 1-800-SCUDDER AARP Investment Program Shareholders: Call an AARP Investment Program representative at 1-800-253-2277
Please address all written correspondence to	For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669
For AARP Investment Program Shareholders:
AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. To request the appropriate form, call 1-800-253-2277. With respect to accounts that are jointly held, an opt-out form received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:
For Class AARP: AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S: Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

July 2002

Notes

Notes

Notes